Provisions	12 Months Ended
Dec. 31, 2021
Restructuring provision [abstract]
Provisions

15. Provisions

Initial recognition of provisions at June 30, 2021	$21,928
Increase to provisions during the period	439
Effect of foreign exchange difference	(262)
Interest expense	90
Balance at December 31, 2021	$22,195
Less current portion of provisions	(3,957)
Long-term portion of provisions	$18,238

The Company has a long-term contract with a CDMO for which it has no use following its decision to exit the plasma-derived therapeutics business (note 14). As such, the Company recorded in June 2021, an initial provision for onerous contract for the non-lease portion of the contract calculated as the discounted value of the estimated purchase commitment set forth under the contract using the available 5-year early cancellation notification period. In August 2021, the Company sent the CDMO an early termination notice and the provision was adjusted to reflect the revised maturity date of the contract. The payments under the lease and non-lease portions are variable since there is a CAD/USD foreign exchange variation component that affects each portion, however the total purchase commitment under the lease remains the same at $9,000 per year. As such, the effects the foreign exchange differences have on the computation of the carrying value of the provision from period to period essentially offset by the opposite variation of the foreign exchange differences on the lease portion, or the lease liability, of this same contract (note 14).

The Company is investigating different avenues to potentially reduce the impact of this contract on its future cash outflows. Changes in the provision expense are included as part of the net loss from discontinued operations. The gain or losses on foreign exchange and the interest expense recorded on this CDMO contract are included in the results from continuing operations.